SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):           May 30, 1995



                                  Maytag Corporation
             (Exact name of registrant as specified in its charter)



   Delaware                           1-655                           42-0401785
(State or other                    (Commission              (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



403 West 4th Street North, Newton, Iowa                                    50208
(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number,
including area code:  (515) 792-8000



                                       N/A
         (Former name or former address, if changed since last report.)












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Item 5.  Other Events

    The Company announced on May 30, 1995 that it has sold its Hoover operations in Europe for approximately $170 million (U.S.) in cash to a company headquartered in Italy.

    A copy of the Company's press release issued May 30, 1995 is attached as
Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.



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    Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Maytag Corporation
                                         (Registrant)

                                    By:John P. Cunningham, Jr.

                                       John P. Cunningham, Jr.
                                         Executive Vice President &
                                         Chief Financial Officer



   May 30, 1995
     (Date)



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                                  EXHIBIT INDEX

                    The following exhibit is filed herewith.


Exhibit No.              Exhibit

  99(a)               Press Release.



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